Omni Bio

PHARMACEUTICAL, INC.

Broad Spectrum Therapeutics Targeting Bacterial and Viral Diseases, Biohazards and Transplant Rejection with Diabetes as the first Targeted Disease

March 4, 2009

Forward Looking Statements

This presentation is for information purposes only. We are not currently a publicly reporting company, and we have no securities currently publicly available for sale. We hope to complete a reverse merger with a publicly reporting company in March 2009. Except for statements of historical fact, the matters discussed in this presentation are forward looking and reflect numerous assumptions and involve a variety of risks and uncertainties, many of which are beyond our control and may cause actual results to differ materially from stated expectations. For example, there can be no assurance that required clinical trials will be successful, necessary regulatory approvals will be obtained, or the proposed treatments will prove to be safe or effective. Actual results may also differ substantially from those described in or contemplated by this presentation due to risks and uncertainties that exist in our operations and business environment, including, without limitation, our limited experience in the development of therapeutic drugs, our dependence upon proprietary technology, our history of operating losses and accumulated deficits, our reliance on research grants, current and future competition, and other risks described from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to release publicly the results of any revisions to these forward-looking statements to reflect events or circumstances arising after the date hereof.

Omni Bio is currently developing clinical applications using a broad patent portfolio licensed from the University of Colorado utilizing an FDA approved, off-patent drug, Alpha 1 Antitrypsin ("AAT"), to treat a variety of new indications.

Omni Bio's mission is to monetize sponsored research and licensed patents through the pursuit of partnerships or joint ventures with existing manufacturers of AAT.

Omni Bio operates in a virtual company mode, outsourcing the capital intensive research function to its university partners. By utilizing this approach Omni Bio will minimize expenditures on corporate overhead and personnel allowing the Company to focus on research results.

In March 2009, Omni plans to complete a reverse merger with Across America Financial Services, Inc. (Symbol AAFS.ob) simultaneous with a $1.5m private placement, and change its name from Apro Bio Pharmaceutical Corporation to Omni Bio Pharmaceutical, Inc.

Upon completion of the merger ,we will become a publicly traded company

3 Separate Licenses with the University of Colorado

1) In 2006, we licensed filed but not issued patents related to AAT use for treating bacterial infection including Bacterial Pneumonia, TB, and Anthrax infection.
2) In 2008, we licensed an existing patent for the treatment of viral infections including HIV, Influenza and potentially the H2n1 Virus using AAT. Human tests on the effectiveness of the drug on HIV have been initiated.
3) In 2008, we licensed filed patent applications related to the treatment of patients undergoing organ transplantation, involving AAT. In addition to the initial target of islet transplantation for diabetes, this patent applies to lung, kidney, liver and all other types of organ transplantation.

Omni Bio

Principal Investigator

Leland Shapiro, MD, FACP

- Associate Professor of Medicine University of Colorado
- Certified by American Board of Internal Medicine
- Graduated University of Massachusetts School of Medicine
- Initial inventor of AAT-Diabetes Patent
- Well-published researcher

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Initial Targeted Indications Using AAT

- Anthrax (prophylaxis and treatment) - Dr. Shapiro
- Influenza (prophylaxis and treatment) - Dr. Shapiro
- Graft/Transplant Rejection (primary treatment) - Dr. Dinarello
- Diabetes (secondary or primary treatment) - Dr. Dinarello

Other Potential Applications Of AAT

- Bacterial Pneumonia (prophylaxis and treatment)
- TB (treatment of active and latent infection)

Anthrax



Anthrax spores





- 1-2 μM in diameter-ideal for lung infection.
- Spore form makes this an attractive bioweapon. Spores can survive drying, heat, UV and gamma irradiation, several disinfectants. May survive thousands of years.
- Aerosolized spores remain infectious after traveling 60 miles.

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Anthrax: bioweapon

1. 1990-1999; 1,176 scientists with advanced degrees repatriated to "countries of concern".
2. It is possible to produce 46 grams of spores at 20 trillion spores/gram with 88% viability for $32 in about 140 hrs.
3. At least 13 countries believed to have offensive bioweapons programs.
4. What if..1.0kg (2.2lbs) of spores were released into the air over a city with population 11,500,000? 660,000 die if symptomatic persons are given antibiotic prophylaxis. This does not include the effects of overwhelmed first responders and health care system, effects of general panic, etc

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Anthrax goes postal



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Anthrax goes postal

Spores sent in letters through US Postal Service Sept 2001.

- -5-7 letters. All originated from Trenton, NJ.
- -2.0 grams of spores in the Daschle letter, $10^{11}/10^{12}$ spores/gram (100 million-1 trillion/gram, don't try this at home).
- -22 with confirmed or suspected disease (11 skin, 11 inhalation).
- -5 dead (all inhalation).
- -Cost to the US economy estimated to be in the $1-10 billion range…and counting.
- -Perpetrator(s) still unknown and presumed at large

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US postal service attacks: what was learned

1. Anthrax is a formidable weapon of bioterrorism.
2. Inhalation anthrax mortality=5/11 (46%, <<quoted 80-95%).
3. Exposure--(4d)--symptoms/signs--(3.5d)--medical care sought.
4. Presentation:
   - Fever (>100.4°F), pulse>100, sweats..
   - CXR- abnormal in 100%,
   - Blood cultures+ in 100%.
5. Hamilton NJ postal facility cleanup cost was $65 million and not reopened until 2005, Brentwood postal facility in Washington DC cleanup cost was $130 million.

•Detailed report of 10/11 inhalation anthrax cases published by the CDC-Emerg. Infect. Dis., vol 7, pp933-944, Dec 2001.

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ALPHA-1-ANTITRYPSIN (AAT)

•2nd most abundant protein in serum (1st = albumin).
•FDA approved 1987 for use in persons with genetic AAT deficiency.
•No documented deaths or serious adverse events due to AAT injections; very safe.



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AAT blocks anthrax toxin-induced cell death
(statistically significant)


Cell death
100
75
50
25
0
Anthrax toxin alone
0
1
2
3
5
7
Anthrax toxin + AAT (mg/ml)

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Mice with human AAT gene ($AAT^{+/+}$) are protected from anthrax toxin-induced death
(statistically significant)


Percent survival
100
80
60
40
20
0
0 1 2 3 4 5 6 7 8
Day
AAT+/+ (N=17)
Control (N=16)

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Bird flu hits Florida!



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Influenza

- Each year in the U.S.:
  - 5-20% of the population contracts FLU
  - 15-60 million people
  - 200,000 people hospitalized.
  - 41,000 deaths.
  - Cost to the economy=$90 billion.
- Avian (bird) FLU:
  - 400 cases worldwide…so far
  - Mortality=60%
  - Worldwide FLU pandemic predictions include:
    - Up to 500 million deaths
    - World Bank estimates costs to worldwide economy up to $3 trillion.

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AAT deficiency is a risk factor for FLU infection

(statistically significant)


Percent without influenza
100
80
60
40
20
0
0
500
1,000
1,500
2,000
2,500
3,000
3,500
Other (n=112)
AAT deficient (n=28)
p=0.0012

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AAT protects cells from FLU infection



Flu alone

Flu + AAT

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AAT inhibits FLU effects in mice infected with influenza
(statistically significant)



Avg % weight loss
5
0
-5
-10
-15
-20
-25
AAT +/+ (N=11)
wt C57BL/6 (N=10)
**
**
***
***
**
**
*
1 2 3 4 5 6 7 8 9 10 11 12 13 14
Days post-infection

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Survival: mice exposed to FLU
(statistically significant)



Avg % weight loss
5
0
-5
-10
-15
-20
-25
AAT +/+ (N=11)
wt C57BL/6 (N=10)
**
**
***
***
**
**
*
1 2 3 4 5 6 7 8 9 10 11 12 13 14
Days post-infection

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AAT therapy for anthrax or FLU

1. Current anthrax and FLU treatments are of modest efficacy. There is an unmet need.
2. Use as both treatment and prophylaxis.
3. Should have efficacy for all anthrax strains (including "weaponized variants), as well as all Influenza types including "bird FLU" and "weaponized" FLU.
4. Should be therapy impervious to mutation-induced resistance.
5. Compatible with existing anthrax and FLU treatments and immunizations.
6. Inhaled AAT increases AAT where infection and damage occur in anthrax or FLU (lungs).

Chief Executive Officer (post merger)

Charles A. Dinarello, MD (Yale)

- Professor of Medicine at the University of Colorado Denver.
- Listed by Institute for Scientific Information as the world's fourth most cited scientist for 20 years (1982-2003)
- Elected into the National Academy of Sciences in 1998
- Several international prizes for his contributions to medicine
- 2009 Craafoord Prize Laureate, Royal Swedish Academy

Insulin-producing islets are buried in the pancreas



islets are small "islands" of cells producing insulin for the entire body

islets have a blood supply equal to that of the brain

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In both type 1 and type 2 diabetes, there is progressive loss of insulin production due to death of cells in the islets.

In type 1 diabetes, the loss is rapid and due to an immune attack by cells of the immune system (auto-immune disease).

In type 2 diabetes, the loss is slow and due to an inflammatory process (auto-inflammatory disease)

Alpha-1-anti-trypsin (AAT) protects human islets against death induced by products of immune and inflammatory cells. These are called cytokines. The two most "toxic" cytokines that kill the insulin-producing cells are call interleukin-1b and interferon-g.

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Human islets isolated from an organ donor are damaged by harmful cytokines

<u>Cytokines</u>:
IL-1β
Interferon-γ

<u>Chemokines</u>:
IL-8
MCP-1



low oxygen

<u>Nitric Oxide</u>

Human islets: Effect of cytokine stimulation and protection by AAT

human islets die and disintegrate



IL-1β/IFNγ

islets survive in the presence of AAT



IL-1β/IFNγ + AAT


TNFα
100
75
50
25
0
0 16 32 64
IL-8
100
75
50
25
0
0 4 8 16 32
Nitric Oxide μM
4
3
2
1
0
0 4 8 16 32
hAAT μg/ml
IL-6
100
75
50
25
0
0 4 8 16 32

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What we observed is an amazing finding:

AAT monotherapy resulted in immunologic tolerance, that is, the mice no longer reacted to the foreign islets as foreign but rather as self.

The non-immunosuppressant agent (AAT) monotherapy resulted in immune tolerance.

AAT is given to thousands of humans for the past 20 years without side-effects.

In humans, AAT therapy has shown no evidence of side effects.

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2005

α1-Antitrypsin monotherapy prolongs islet allograft survival in mice

Eli C. Lewis, Leland Shapiro, Owen J. Bowers, and Charles A. Dinarello*

Department of Medicine, University of Colorado at Denver and Health Sciences Center, Denver, CO 80262

Contributed by Charles A. Dinarello, July 1, 2005

2008

α1-Antitrypsin monotherapy induces immune tolerance during islet allograft transplantation in mice

Eli C. Lewis[*,†], Mark Mizrahi[†], Michel Toledano[†], Nathaniel Defelice[‡], Joanne L. Wright[‡], Andrew Churg[‡], Leland Shapiro[*], and Charles A. Dinarello[*,§]

[*]Department of Medicine, University of Colorado Health Sciences Center, Denver, CO 80262; [†]Department of Clinical Biochemistry, Ben-Gurion University of the Negev, Beer Sheva 84105, Israel; and [‡]Department of Pathology, University of British Columbia, Vancouver, BC, Canada V6T 2B5

Contributed by Charles A. Dinarello, August 7, 2008 (sent for review June 2, 2008)

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Test of the hypothesis: does AAT treatment prevent rejection of islet transplantation (allografts)? Monotherapy with human AAT protects islets and results in immunologic tolerance


Rejection in mice
not treated with AAT
AAT
Treatment
AAT Treatment
stopped
Treatment-free normal
blood sugar
Glucose mg/dl
700
600
500
400
300
200
100
0
10
20
30
40
50
60
70
Day from allograft

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Is AAT an immunosuppressive therapy?

In mice, immune tolerance is specific, demonstrating a non-immunosuppressive mechanism.

For over 20 years use in thousands of humans, no evidence of infections or cancer, heart disease or degenerative diseases.


R L
R L
R L
High blood sugar in diabetic mouse
Islet graft
Treatment stopped
Same mouse strain islet transplant: Complete tolerance
Glucose mg/dl
Day from allograft
Treatment stopped
Different mouse strain islet transplant: Complete rejection
Glucose mg/dl
Day from allograft

Day 85 of AAT therapy.
The transplanted islets are intact, producing insulin, while the immune attack is held at bay. The transplant is surrounded by a cuff of immune cells that do not invade the foreign transplant. The immune cells appear to be paralyzed from entering and attacking the transplant.

How does AAT work?

Anti-Inflammatory
Inhibits enzymes such as proteinase-3
Anti-Migratory
Anti-Complement
Prevents maturation of antigen presentation
Induces T-regulatory cells
Inhibits responses to inflammatory cytokines
Increases production of anti-inflammatory molecules

Diabetes is a costly chronic disease with the end-point being cardiovascular disease. Despite improved and tight control of blood sugar, death from cardiovascular disease (heart attacks and strokes) has not been reduced

- *1.5 Million Type 1 Diabetics in US Alone (type 1 and candidates for transplantation)*
- *20-25 million Type 2 (possible regeneration)*

Islet transplantation for diabetic patients

Diabetic patients that receive islet grafts achieve insulin-independent normal blood sugar. Quality of life improves greatly.

Easy: Portal embolization

Improved Islet Transplants:

AAT use during donor isolation improves islet yield; less immunosuppressive drugs











Islets resuspended during grafting.

AAT as adjunct therapy for human transplantation

Since AAT is effective experimental islet transplantation and results in specific immune tolerance, is AAT also effective in bone marrow transplantation?

If AAT monotherapy results in specific immune tolerance, is AAT likely to reduce current immunosuppressive therapy?

If AAT is effective for cellular transplantation, would AAT be used in organ transplantation (kidney, lung, heart)?

Independent Research Verifies Dinarello, Shapiro and Lewis' Findings

2008

Curative and β cell regenerative effects of α1-antitrypsin treatment in autoimmune diabetic NOD mice

Maria Koulmanda, Manoj Bhasin, Lauren Hoffman, Zhigang Fan, Andi Qipo, Hang Shi, Susan Bonner-Weir, Prabhakar Putheti, Nicolas Degauque, Towia A. Libermann, Hugh Auchincloss, Jr., Jeffrey S. Flier, and Terry B. Strom[*,†,**]

Departments of Surgery and Medicine, Harvard Medical School, Boston, MA 02115; Genomics Center, Transplant Research Center, and Division of Endocrinology, Beth Israel Deaconess Medical Center, Boston, MA 02115; and Joslin Diabetes Center, Boston, MA 02115

Communicated by Charles A. Dinarello

Since AAT protects mouse islets from the toxicity of cytokines (2005) and in the Non-Obese Diabetic (NOD) mouse (2008) results in beta cell regeneration, is AAT a candidate for use in human type I diabetes?

Immune Tolerance Network (ITN) will initiate a study in late onset type 1 diabetes.

Since AAT protects human islets in vitro, is AAT a candidate for use in human type 2 diabetes?

Clinical proof of concept with blocking antibodies to IL-1beta in type 2 diabetic patients (Donath, et al, 2008)

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A Role for AAT Treatment in High Risk Patients withType-2 Diabetes

- 250 million with type-2 world wide
- Doubling every 10 years
- 50% of type-2 have cardiovascular complications
- Risk of CVD is 4-6 times greater than non-diabetics
- Conversion to insulin is 15% per year due to poor control with oral hypoglycemic agents
- No evidence that there is decreased mortality even with intense control and and insulin therapies
- 50% of type 2 diabetics **never** reach a therapeutic target of less than 6.5% glycated hemoglobin (HbA1c)
- Conclusions: even a small percent of this huge market is enormous
- AAT can be used to stabilize Type-2 with unstable angina and avert cardiovascular and cerebovascular events

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The unusual advantages of AAT in transplantation and in diabetes:

1. 20 year substantiated safety record in thousands of patients
2. Validated pre-clinical models in vitro and in animals
3. FDA approval for studies
4. Availability of human AAT
5. Likely IRB approval, patient consent based on past use

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AAT Technologies: Status

Indication	Laboratory studies in cells	Animal studies	Human studies	Clinical trial
Anthrax	+	+	-	NA
FLU	+	+	+	-
Diabetes	+	+	Q3 3009	Pending
Graft rejection	+	+	Q4 2009	-
Tuberculosis (TB)	+	+	-	-
Bacterial pneumonia	+	+	-	-
HIV	+	NA	On-going	+

+ = completed or in process, - = has not been completed

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Proposed Capital Structure

Public Vehicle Symbol *(OTCBB)*	*AAFS*
Stock Price *(3-03-09)*	*$.50*
Shares Outstanding	*21,748,632*
Shares Fully Diluted	*31,976,133*
University of Colorado's Holdings	*6%*
Target Close Date	*March 2009*

*Assumes $1.5m private placement consisting of 1 share of common, 2 warrants ex at $.50 and 1 warrant ex at $1.

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PHARMACEUTICAL, IINC.